NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II

SUPPLEMENT DATED July 17, 2001

TO PROSPECTUS dated December 11, 2000

This supplement supercedes any previous supplements.

American General Corporation ("AGC") and American International Group, Inc. ("AIG") have entered into an agreement, dated as of May 11, 2001, pursuant to which AIG will acquire AGC (the "Transaction"). It is currently anticipated that the Transaction will close before the end of 2001 (the "Closing Date"), subject to receipt of necessary approvals. AGC is the parent corporation of The Variable Annuity Life Insurance Company ("VALIC"), which, through its division, American General Advisers, serves as the investment adviser to North American Funds Variable Product Series II (the "Trust"). As a result of the Transaction, VALIC will become a wholly owned subsidiary of AIG. Under the Investment Company Act of 1940, the change of control of an investment adviser results in the assignment of the advisory agreement and its automatic termination. In addition, for those separate series of the Trust (each, a "Fund") which engage a subadviser, each subadvisory agreement provides that it terminates automatically upon the termination of the advisory agreement with VALIC. To ensure the uninterrupted provision of investment advisory and subadvisory services to the Trust following the Closing Date, the Board of Trustees of the Trust took the actions described below at a meeting held on July 16-17, 2001.

  The Board approved an interim advisory agreement and a new investment advisory agreement between the Trust, on behalf of each Fund, and VALIC. The interim advisory agreement will cover the period from the Closing Date through the date of shareholder approval, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, including the fees charged. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001 (the "Shareholders' Meeting").

  The Board approved new subadvisory agreements with each of the current subadvisers to the Funds. The terms of each new subadvisory agreement are the same in all material respects as the current corresponding subadvisory agreement. With respect to the Series subadvised by American General Investment Management, L.P. ("AGIM"), an affiliate of VALIC, the Board acknowledged that AGIM may be reorganized after the Closing Date with another affiliate. To accommodate this possibility, the Board approved a new subadvisory agreement with AGIM or its affiliate. The Board has the authority pursuant to an exemptive order granted by the Securities and Exchange Commission to approve the new subadvisory agreements without a shareholder vote as to all Funds other than those subadvised by AGIM. The new subadvisory agreements for the Fund subadvised by AGIM will be submitted for shareholder approval at the Shareholders' Meeting.

  Additionally, the Trustees approved a change to the fundamental investment restriction of North American-INVESCO MidCap Growth Fund, to limit the Fund's investing 25% or more of its total assets in any one industry (excluding shares of other open-end investment companies). This change will be submitted for shareholder approval at the Shareholders' Meeting.

Other Prospectus Changes:

Page 32, Investment Sub-Adviser:

Effective May 1, 2001, the subadviser is SSgA Funds Management, Inc.

Page 43, State Street Bank & Trust Company/State Street Global Advisors:

Change references from State Street Global Advisors to SSgA Funds Management, Inc.

Background on SSgA Funds Management, Inc.:

As a result of the Gramm-Leach-Bliley Act, enacted in 2000, banks which advise registered investment companies are no longer exempt from registration under the Investment Advisers Act of 1940. Accordingly, effective May 1, 2001, State Street Global Advisors ("SSgA"), the investment subadviser for the North American - State Street Large Cap Value Fund, created a new corporation, SSgA Funds Management, Inc. ("Funds Management"), to provide investment advisory services to registered investment companies. This is purely an internal reorganization in response to the new law and does not affect the service to the Fund. All of the same personnel who currently service the Fund, including portfolio managers, operations, client service and compliance personnel, are expected to continue to serve the Fund in their new capacities as employees of Funds Management.

VA 10832-D